UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices) (Zip code)

Capitol Services, Inc.
1675 S. State Street, Suite B, Dover, Delaware 19901
(Name and address of agent for service)

With a copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. REPORTS TO STOCKHOLDERS.

A N N U A L R E P O R T

March 31, 2017

Small Company Fund International Equity Fund Mid Company Fund International Small Company Fund

Table of Contents

The Brown Capital Management Small Company Fund	1
Management Discussion of Fund Performance	1
Schedule of Investments	6

The Brown Capital Management International Equity Fund	8
Management Discussion of Fund Performance	8
Schedule of Investments	13

The Brown Capital Management Mid Company Fund	16
Management Discussion of Fund Performance	16
Schedule of Investments	21

The Brown Capital Management International Small Company Fund	23
Management Discussion of Fund Performance	23
Schedule of Investments	27

Statements of Assets and Liabilities	30

Statements of Operations	31

Statements of Changes in Net Assets	32

Financial Highlights	35

Notes to Financial Statements	43

Report of Independent Registered Public Accounting Firm	51

Fund Expenses	52

Additional Information	53

Trustees and Officers	57

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

Small Company Fund – Investor and Institutional Share Classes

Your Small Company Fund posted solid results for the fiscal year ending March 31, 2017, outpacing the broad market as measured by the S&P 500, the stylized small cap growth index as measured by the Russell 2000 Growth. The Investor Share Class of the Fund ranked 26th percentile out of 617 peer funds based on total returns for the fiscal year ending March 31, 2017 in Morningstar’s Small Growth Category.

Before discussing your portfolio results, we are excited to share that Brown Capital Management has been investing in the small company arena for 25 years (your Fund was launched one year later). While milestones remind us of where we’ve been, you can be confident that the team’s commitment remains focused on where we’re going as long-term investors.

How did we mark this milestone? During the fiscal year, we added a new team member who reflects the talent, experience and chemistry which defines the cultural drivers behind our time-tested results. We are fortunate to do what we love in a firm that encourages us to construct an investment program that favors our research intensive approach.

We know who we are as investors and what we believe. The Brown Capital Management Small Company Fund invests in a portfolio of 40 to 65 small growth companies with the potential to become larger companies. Our dedicated investment team focuses on what they believe to be Exceptional Companies that save time, lives, money and headaches or provide a compelling value proposition to consumers. Through our research-intensive process, we believe that a company’s capacity to grow earnings hinges on four critically important criteria around revenue. When applied over a three- to five-year evaluation horizon and implemented within a benchmark agnostic framework, our low turnover approach has the potential to generate attractive long-term returns.

Portfolio Review

As noted above, your Fund posted a positive absolute return for the fiscal year. The portfolio is not managed for one-year outcomes, which do not inform well on our investment approach. Long-term performance better reflects the portfolio of exceptional companies that your team identifies, researches and owns.

The largest exposures in the Fund were in the Medical/Healthcare and Business Services categories (you may recall the team’s use of proprietary categories in lieu of Russell sectors given its benchmark agnostic approach). Consistent with a fundamental approach, there were diverse drivers to performance over the fiscal year. Below are select contributors and detractors as well as newly established and eliminated positions.

Leading Contributors

Cognex provides machine vision systems. These systems capture and analyze visual information in order to automate tasks in manufacturing and logistics processes. End users employ machine vision in applications where human vision is inadequate to meet requirements for size, accuracy and speed. The company drives revenue by increasing adoption rates as well as expanding applications for machine vision. The company reported strong financial results during the year, as it continues to execute on its growth plan.

Veeva Systems provides cloud-based software solutions to the global life sciences industry. These solutions include: Veeva CRM, the core customer relationship management solution, Veeva Vault, the regulated content management and collaboration solution, Veeva Network, the customer master data management solution and Veeva OpenKey, the data and related services solution. The company continues to grow revenues by selling new solutions to existing customers, capturing new customers within existing markets and entering adjacent markets. The company reported stronger than expected financial results during the year, which contributed to its recent strong performance.

Incyte develops and commercializes small molecule drugs. These drugs treat serious unmet medical needs including myelofibrosis and polycythemia. The company continues to drive revenue growth by expanding the number of drugs on the market, expanding the number of diseases that each drug addresses and expanding the pipeline of future drugs.

Leading Detractors

Proto Labs manufactures low volume custom parts and prototypes for design engineers. Through a proprietary e-commerce platform and a highly automated manufacturing process, the company has reduced the time and cost required to produce machined and molded parts. The company continues to grow revenues by adding new materials, offering larger and more complex parts and adding new manufacturing techniques. Despite the recent price volatility, we believe Proto Labs’ long term prospects remain intact.

Annual Report | March 31, 2017	1

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

Meridian Bioscience develops, manufactures and sells diagnostic test kits for gastrointestinal, viral, respiratory and parasitic infectious diseases as well as elevated blood lead levels. The diagnostic division focuses on areas of the market that are underserved by current diagnostic products due to difficult sample handling requirements (stool, blood, urine and other body fluids). Over the long term, we believe Meridian will expand its menu of diagnostic tests which will increase utilization and drive revenue growth. The company’s recent underperformance was driven by strong competition and pricing pressure across several key testing segments.

Endologix manufactures and sells medical devices that treat aortic disorders. The Company’s primary product treats abdominal aortic aneurysms (AAA) through minimally invasive endovascular repair. These devices reduce morbidity/recovery time for patients, save hospitals money through lower length of stay and save the medical system money through a lower cost alternative to a highly invasive complicated surgical procedure. Regulatory uncertainty concerning the company’s products has caused the recent underperformance.

Companies Purchased

Endologix manufactures and sells medical devices that treat aortic disorders, as described in the previous paragraph.

Inogen manufactures portable oxygen concentrators (POCs) to treat patients with hypoxemia. Hypoxemia is an abnormally low concentration of oxygen in the blood and can result in damage to other organs, costly hospitalizations and death. Oxygen concentrators increase the concentration of oxygen in air inhaled which makes it easier for the lungs to absorb the necessary amount of oxygen.

Zoës Kitchen is a fast growing, fast-casual restaurant concept serving a distinct menu of fresh, wholesome, Mediterranean-inspired dishes delivered with Southern hospitality. The Company operates over 200 restaurants across 20 states. We believe the Company will drive revenue and earnings growth thorough unit growth, expanded revenue per unit and margin expansion.

Paycom provides user friendly, end-to-end, Human Capital Management (HCM) SaaS software that gives clients and their employees real time access to accurate information and analytics about their workforce and jobs. The software manages the entire employment lifecycle from recruitment to retirement, by providing the core system of record for a client’s workforce in a single database.

Cardiovascular Systems sells medical devices that treat advanced stages of arterial disease. The company’s flagship technology helps remove calcified plaque deposits that have accumulated in arterial vessels. Calcified lesions are difficult to treat and lead to increased complications. By reducing the plaque, the device enables the doctor to deliver more effective and more durable treatment options. The market for treating patients with severely calcified arteries is large, under-served and lightly penetrated.

Ironwood Pharmaceuticals markets and sells Linzess for the treatment of irritable bowel syndrome with constipation or chronic idiopathic constipation. The company also sells Zurampic and Duzallow for the treatment of uncontrolled gout. The company plans to grow revenue by expanding the number of patients using their drugs as well as bringing new drugs to market.

Companies Sold

FEI Company designs, manufactures and sells complex microscopy workflow solutions, including high resolution electron and ion beam microscopes, and other products. These solutions enable research organizations to view, manipulate and analyze objects on a nanometer scale. During the year, Thermo Fisher acquired FEI Company for $107.50 per share, representing a nearly 14% premium to the company’s previous day closing price of $94.58.

DTS provides premier audio solutions for mobile, home and automotive markets. Their products include surround sound and audio enhancement capabilities which are utilized in theaters, televisions, computers, video games, cars, and other applications. The company was acquired for $42.50 per share which represents a 24% premium to the previous day closing price of $34.33.

Textura Corporation is a leading provider of payment, procurement, and delivery software tools to the construction industry. The tools electronically streamline what have traditionally been manual paper-based processes involving owners/developers, general contractors and subcontractors. Textura was acquired out of the portfolio for $26.00 per share, which represents a 31% premium to the company’s previous day closing price of $19.89.

Closing Thoughts

As you can imagine, we regularly receive questions about why our performance is up or down. When your Fund experiences a good quarter or good year, the reasons are often due to decisions made by the team long before the performance results arrived. As an example, when a holding is down for one quarter, we may be asked, “What did you get wrong?” Or if a holding performs well over the long-term, the curiosity is, “What did

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The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

the market get wrong?” We’ve heard these questions for decades and our response is the same today. We do not know the time frame of the market. We only know our own long-term time horizon and the research scrutiny we put into every name in your portfolio.

In Grit: The Power of Passion and Perseverance, psychologist Angela Duckworth suggests a formula for long-term success. It includes two equations: Talent x Effort = Skill; Skill x Effort = Achievement. The emphasis on Effort is not lost by your team on the road to Achievement. At Brown Capital, we bring stamina to investing as a marathon, not a sprint. For every innovative company that we own, there are hundreds that don’t meet our criteria to deliver sustainable and profitable long-term growth.

Over the past year, it’s been hard to miss the headlines surrounding passive investing. We strongly believe in the merits of long-term active investing. But even as a benchmark agnostic manager, we are aware of trends in the marketplace. Our observation is that the media coverage has mostly focused on large liquid indices (like the S&P 500) and on so-called benchmark hugging managers (which are accused of underperforming the indices). These phenomena are not a distraction to portfolio management or to researching small companies that are early in their corporate development. Rather than forecast about market cycles or reversion to the mean, we are encouraged by your Fund’s history of navigating through the economy’s ebbs and flows with consistency, dedication and... grit.

Thank you for your confidence and investment with Brown Capital Management.

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

S&P 500® – The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly into an index.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values. You cannot invest directly into an index.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). For the 3, 5 and 10 year periods, the Investor Share Class of the Small Company Fund was ranked 4th percentile out of 560, 2nd percentile out of 492, and 1st percentile out of 362 as of 3/31/17 based on total returns relative to our peers in the Morningstar Small Growth Category.

Annual Report | March 31, 2017	3

The Brown Capital Management Small Company Fund

March 31, 2017 (Unaudited)

Growth of a hypothetical $10,000 investment – Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2007. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) Investor Class versus the Russell 2000® Index and the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2017)

	Average Annual Total Returns					Total Annual

					Since Inception	Fund Operating
	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses

The Brown Capital Management Small Company Fund -
Investor Class	24.75%	10.30%	15.28%	12.30%	12.11%	1.27%

The Brown Capital Management Small Company Fund -
Institutional Class	25.01%	10.52%	15.51%	12.42%	12.16%	1.07%

S&P 500® Index	17.17%	10.37%	13.30%	7.51%	9.85%

Russell 2000® Index	26.22%	7.22%	12.35%	7.12%	9.35%

Russell 2000® Growth Index	23.03%	6.72%	12.10%	8.06%	7.50%

Morningstar Small Growth Category	22.57%	5.41%	10.69%	7.43%	9.67%

SCF-Investor Percentile Ranking vs
Total Funds in M-Star Small Growth Category*	26/617	4/560	2/492	1/362	N/A

SCF-Institutional Percentile Ranking vs
Total Funds in M-Star Small Growth Category*	25/617	4/560	1/492	1/362	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown is from the Fund’s prospectus dated July 29, 2016. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in larger domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by larger domestic companies.

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The Brown Capital Management Small Company Fund

March 31, 2017 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2017	5

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2017

Shares		Value (Note 1)

COMMON STOCKS - 96.58%

	Business Services 26.22%
7,017,735	ACI Worldwide, Inc.(a)(b)	$150,109,352
1,544,314	ANSYS, Inc.(a)	165,040,837
1,001,048	Ellie Mae, Inc.(a)	100,375,083
2,338,679	Guidewire Software, Inc.(a)	131,737,788
4,347,608	NIC, Inc.(b)	87,821,681
304,711	Nuance Communications, Inc.(a)	5,274,547
1,317,829	Paycom Software, Inc.(a)	75,788,346
1,983,740	PROS Holdings, Inc.(a)(b)	47,986,671
1,134,714	Tyler Technologies, Inc.(a)	175,381,396

		939,515,701

	Consumer Related - 1.12%
211,801	Dolby Laboratories, Inc. Class A	11,100,491
1,571,820	Zoe’s Kitchen, Inc.(a)(b)	29,078,670

		40,179,161

	Industrial Products & Systems - 16.68%
1,743,048	Balchem Corp.(b)	143,662,016
2,528,462	Cognex Corp.	212,264,385
1,551,016	Diodes, Inc.(a)	37,301,935
906,355	DMC Global, Inc.(b)	11,238,802
384,664	FLIR Systems, Inc.	13,955,610
727,019	Geospace Technologies Corp.(a)(b)	11,799,518
1,970,237	Proto Labs, Inc.(a)(b)	100,679,111
1,853,028	Sun Hydraulics Corp.(b)	66,912,841

		597,814,218

	Information/Knowledge Management - 17.44%
1,827,932	American Software, Inc. - Class A(b)	18,791,141
2,696,297	Blackbaud, Inc.(b)	206,725,091
3,161,446	Manhattan Associates, Inc.(a)	164,553,264
3,408,789	NetScout Systems, Inc.(a)	129,363,542
4,308,257	Quality Systems, Inc.(a)(b)	65,657,837
1,610,995	Vocera Communications, Inc.(a)(b)	40,001,006

		625,091,881

	Medical/Health Care - 30.44%
1,579,364	Abaxis, Inc.(b)	76,599,154
433,232	ABIOMED, Inc.(a)	54,240,646
1,053,807	Bio - Techne Corp.	107,119,482
430,257	Bruker Corp.	10,037,896
1,986,273	Cantel Medical Corp.	159,100,467
130,965	Cardiovascular Systems, Inc.(a)	3,703,035
4,174,522	Endologix, Inc.(a)(b)	30,223,539
855,447	Incyte Corp.(a)	114,347,601
696,525	Inogen, Inc.(a)	54,022,479
2,444,967	Ironwood Pharmaceuticals, Inc.(a)	41,711,137
2,871,319	Medidata Solutions, Inc.(a)	165,646,393
2,457,216	Meridian Bioscience, Inc.(b)	33,909,581
2,511,552	Quidel Corp.(a)(b)	56,861,537
3,569,159	Veeva Systems, Inc. - Class A(a)	183,026,474

		1,090,549,421

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The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2017

Shares		Value (Note 1)

COMMON STOCKS - 96.58% (continued)
	Miscellaneous - 4.68%
2,555,909	Neogen Corp.(a)(b)	$167,539,835

Total Common Stocks (Cost $1,890,338,032)		3,460,690,217

SHORT TERM INVESTMENTS - 3.64%
130,355,330	Dreyfus Government Cash Management Institutional Shares, 0.66%(c)	130,355,330

Total Short Term Investments (Cost $130,355,330)		130,355,330

Total Value of Investments (Cost $2,020,693,362) - 100.22%		3,591,045,547
Liabilities in Excess of Other Assets - (0.22)%		(7,945,228)

Net Assets - 100.00%		$3,583,100,319

(a)	Non-income producing investment.
(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2017.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	26.22%	$939,515,701
Cash & Equivalents	3.64%	130,355,330
Consumer Related	1.12%	40,179,161
Industrial Products & Systems	16.68%	597,814,218
Information/Knowledge Management	17.44%	625,091,881
Medical/Health Care	30.44%	1,090,549,421
Miscellaneous	4.68%	167,539,835
Liabilities in excess of other assets	(0.22)%	(7,945,228)

Total	100.00%	$3,583,100,319

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2017	7

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

International Equity Fund – Investor and Institutional Share Classes

For the fiscal year ended March 31, 2017, your portfolio lagged both broad market indices, as measured by MSCI EAFE Small Cap index, the MSCI ACWI ex-US Small Cap index. The Investor Share Class of the Fund ranked 98th percentile out of 377 peer funds based on total returns for the fiscal year ending March 31, 2017 in Morningstar’s newly recategorized Foreign Large Growth Category after residing in the Foreign Large Blend Category for the better part of the last nine years.

Portfolio Review

This was a very difficult performance year for the Fund relative to the above international market indices. Broadly, the financials sector was the largest contributor to market performance. Banks, in particular, represented the largest contributing industry in the sector. Perhaps the prospect of a rising interest rate environment, and hence, improved bank profitability played a role. At present, our financials exposure is much less than our benchmarks, and we own no banks. Additionally, the fee based financials that we do own reacted negatively to the Brexit1 vote in June 2016 and did not recover from their declines before fiscal year end.

Our bottom-up, long-term approach to growth stock investing has yielded concentrations in three sectors worth noting- health care, consumer staples, and consumer discretionary. All three sectors were laggard performers in this past fiscal year. Health care was a particular challenge as concerns were raised about the sustainability of drug pricing in the U.S. market Due to the U.S. presidential election cycle, it got even more attention.

While these were overall portfolio challenges, our investment program consists of a concentrated collection of exceptional growth companies, whose individual success or failure will drive the program’s performance over time.

Leading Contributors

Canadian Natural Resources is an Alberta-based oil and gas company with several growth projects. In June, the company set forth guidance of 8% annual production growth through 2019, which flows from its extensive, long-life asset base. This compares to major integrated oil companies, which generally indicate flattish production profiles over the next several years. Additionally, this company-specific news was helped by a “tail wind” of energy prices increasing over the previous year. The stock was up over 23% for the past fiscal year and remains an important holding in the fund.

Yamaha Motor Co., based in Japan, is one of the world’s largest manufacturers of motorcycles, as well as the market leader in U.S. marine outboard motors. For the fiscal year, the shares rose over 44%. This was also a solid performance recovery, as the previous fiscal year showed particular weakness, down over 35%. We continue to view Yamaha as a solid franchise with good growth prospects, particularly in its emerging markets with a growing middle class like Indonesia and Brazil.

Carl Zeiss, based in Germany, makes equipment to diagnose, treat and manage the most common eye disorders like cataracts and glaucoma. The company has a history of new product innovation, which has underpinned stable, steady revenue growth. For the year, Carl Zeiss shares increased 38%.

Leading Detractors

Novo Nordisk, based in Denmark, is the global leader in diabetes care. The shares fell over 36% for the year due in part to higher than expected pricing pressure in the U.S. market. Pricing pressure is especially difficult in the long acting insulin space, and in bids for large contracts with managed care organizations. While we recognize the pricing challenges, we continue to see Novo Nordisk as well placed to grow over time as diabetes remains underdiagnosed and undertreated globally. Our confidence is based on the company’s record and success launching innovative products, and its strong diabetes care pipeline, backed by category-leading research and development efforts.

Japan Tobacco is the country’s leading tobacco company, and a globally leading tobacco company. While earnings results reported during the December quarter were below expectations, the stock only declined 6.7% in local currency. Post the U.S. presidential election results, the Japanese Yen declined over 10% vs. the USD. While the yen has strengthened almost 5% since the December quarter, Japan Tobacco’s stock price remained down 22% for the fiscal year. Japan Tobacco continues to remain a holding in our fund.

Paddy Power Betfair is an Ireland-based on-line and retail gaming and sports-betting company with operations in Ireland, the United Kingdom, and Australia. Success has come from the sophisticated use of information technology coupled with unique marketing programs. In the previous fiscal year, Paddy Power merged with a comparably successful company, Betfair. However, in the wake of the Brexit vote, the stock declined 19%, and was down 22% for the fiscal year. Paddy Power Betfair remains a holding in our fund.

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

Companies Purchased

During the fiscal year, one new stock joined our investment program- CyberAgent Inc. CyberAgent Inc. is a Japan-based, internet-focused advertising agency. In addition, the company is a leading producer of mobile games, and other media assets focused on the Japanese market. The company had fiscal year 2016 US dollar equivalent revenue of $2.8 billion, and a US dollar equivalent market cap of $3.3 billion. Over the past five years, the company’s revenue has grown at a compounded annual rate of over 21%. The company has a return on equity (ROE)2 of over 18%, an operating margin of over 11%, and very little debt. The company’s longer term growth prospects remain attractive to us.

Companies Sold

Management Consulting Group is a UK based-professional services firm. Although well-managed, the business has been challenged over the past several years and undergone a significant amount of change, including the disposal of a substantial part of its consultancy operations. We exited our remaining position.

Adient and PrairieSky Royalt were both spinoffs, received and eliminated during the fiscal year.

Adient PLC is an Ireland-headquartered company that makes seating systems for the automotive industry. Adient joined our investment program as a part of the merger between Tyco International and Johnson Controls PLC. Adient, formerly a division of Johnson Controls, was renamed and spun out to shareholders. After completing our review, we eliminated our position.

PrairieSky Royalty LTD is an Alberta-based company that generates revenue from collecting royalties on Canadian oil and gas assets. This business was spun out of Canadian Natural Resources. After completing our review, we eliminated our position.

Closing Thoughts

Our investment program is compact, balanced and diversified, currently holding 49 stocks across 18 different countries. The top ten positions represent 34% of total assets. We continue to search for new holdings while concurrently monitoring existing holdings in your portfolio for their continued suitability.

Our International team seeks to invest for the long-term in high-quality growth stocks with durable business franchises. Our investment process is characterized by direct, independent, fundamental research to construct a compact portfolio of 40 to 70 high-quality growth companies with high-return prospects domiciled outside the United States. While we do not know the direction of the markets going forward, we feel confident that a well researched collection of quality growth companies can build significant value for our clients over time.

We appreciate your continued support of Brown Capital Management.

Disclosures

[1]	Brexit: an abbreviation for “British exit,” which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

[2]	Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity.

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

EAFE – The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

AC World (ex US) – The MSCI All Country World Index excluding the U.S. is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly into an index.

Morningstar Foreign Large-Blend Category – portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Annual Report | March 31, 2017	9

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. For the 3, 5 and 10 year periods, the Investor Share Class of the International Equity Fund was ranked 69th percentile out of 311, 13th percentile out of 263, and 80th percentile out of 185 as of 3/31/17 based on total returns relative to our peers in the Morningstar Foreign Large Growth Category.

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The Brown Capital Management International Equity Fund

March 31, 2017 (Unaudited)

This graph assumes an initial investment of $10,000 at March 31, 2007. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) Investor Class versus the MSCI All Country World Ex USA Index and the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2017)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating

	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses

The Brown Capital Management International Equity Fund - Investor Class	1.60%	0.18%	7.36%	0.85%	3.77%	2.05%	1.26%

The Brown Capital Management International Equity Fund - Institutional Class	2.09%	0.43%	7.52%	0.92%	3.82%	1.80%	1.01%

MSCI EAFE International Gross Index	12.25%	0.96%	6.32%	1.53%	4.35%

MSCI All Country World Ex USA Index	13.70%	1.03%	4.84%	1.82%	4.95%

Morningstar Foreign Large Blend Category	10.98%	0.40%	5.02%	0.96%	N/A

Morningstar Foreign Large Growth Category	8.64%	1.10%	5.55%	1.99%	N/A

IEF-Investor Percentile Ranking vs Total Funds in M-Star Foreign Large Blend Category	98/377	69/311	13/263	80/185	N/A

IEF-Institutional Percentile Ranking vs Total Funds in M-Star Foreign Large Blend Category	97/377	61/311	11/263	78/185	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2016. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2017	11

The Brown Capital Management International Equity Fund

March 31, 2017 (Unaudited)

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The Institutional Class of the Fund commenced operations on August 1, 2014. The historical performance shown for periods prior to August 1, 2014 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to August 1, 2014, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

The MSCI All Country World Index Ex USA Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Morningstar Foreign Large Blend Category – Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

12	www.browncapital.com

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2017

Shares		Value (Note 1)

COMMON STOCKS - 97.07%
	Bermuda - 2.02%
12,830	Invesco, Ltd.	$392,983
20,796	Nabors Industries, Ltd.	271,804

		664,787

	Canada - 3.67%
29,700	Canadian Natural Resources, Ltd.	972,394
18,627	Dominion Diamond Corp.	235,595

		1,207,989

	Denmark - 2.11%
20,246	Novo Nordisk A/S Class B	695,325

	Finland - 1.55%
11,653	Kone OYJ Class B	511,678

	France - 6.43%
5,240	Dassault Systemes SE	453,576
3,052	Essilor International SA	370,844
2,230	Ingenico Group SA	210,443
4,895	Sanofi	441,885
5,135	Societe BIC SA	639,833

		2,116,581

	Germany - 6.09%
5,331	Bayerische Motoren Werke AG	486,305
17,606	Carl Zeiss Meditec AG	750,908
7,820	SAP SE	767,333

		2,004,546

	Hong Kong - 2.30%
794,146	Kingdee International Software Group Co., Ltd.(a)	328,020
155,443	Kingsoft Corp., Ltd.	428,036

		756,056

	Ireland - 15.67%
23,473	Avadel Pharmaceuticals PLC(a)(b)	227,219
14,352	DCC PLC	1,263,210
15,612	ICON PLC (a)	1,244,589
13,671	Johnson Controls International PLC	575,822
5,402	Paddy Power Betfair PLC	579,167
5,218	Shire PLC	304,719
465,178	Total Produce PLC	967,692

		5,162,418

	Israel - 3.25%
7,923	Check Point Software Technologies, Ltd.(a)	813,375
8,025	Teva Pharmaceutical Industries, Ltd.(b)	257,522

		1,070,897

	Italy - 1.98%
37,506	Azimut Holding SpA	653,387

Annual Report | March 31, 2017	13

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2017

Shares		Value (Note 1)

COMMON STOCKS - 97.07% (continued)
	Japan - 10.46%
8,900	CyberAgent, Inc.	$263,411
25,699	Japan Tobacco, Inc.	835,165
39,110	Mitsubishi Estate Co., Ltd.	713,135
43,433	Rakuten, Inc.	434,993
18,867	Sapporo Holdings, Ltd.	510,102
28,602	Yamaha Motor Co., Ltd.	688,781

		3,445,587

	Mexico - 2.36%
87,414	Fomento Economico Mexicano SAB de CV	776,173

	Netherlands - 5.65%
26,722	QIAGEN NV	774,137
26,139	Wolters Kluwer NV	1,086,543

		1,860,680

	Singapore - 0.35%
117,224	UOB-Kay Hian Holdings, Ltd.	116,901

	South Africa - 1.54%
17,263	Sasol, Ltd.(b)	507,532

	Spain - 2.02%
27,111	Grifols SA	664,918

	Switzerland - 12.73%
210	Chocoladefabriken Lindt & Spruengli AG	1,190,835
408	Givaudan SA	734,820
8,744	Nestle SA	670,869
3,514	Roche Holding AG	897,400
1,948	The Swatch Group AG	697,597

		4,191,521

	United Kingdom - 16.89%
109,910	BAE Systems PLC	884,763
23,458	Carnival Corp.	1,381,911
25,477	Diageo PLC	728,897
305,917	Man Group PLC	564,577
71,430	RELX PLC	1,399,698
63,071	UBM PLC	604,121

		5,563,967

Total Common Stocks (Cost $27,602,068)		31,970,943

SHORT TERM INVESTMENTS - 2.62%
861,986	Dreyfus Government Cash Management Institutional Shares, 0.66%(c)	861,986

Total Short Term Investments (Cost $861,986)		861,986

Total Value of Investments (Cost $28,464,054) - 99.69%		32,832,929
Other Assets in Excess of Liabilities - 0.31%		102,544

Net Assets - 100.00%		$32,935,473

14	www.browncapital.com

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2017

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2017.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Cash & Equivalents	2.62%	$861,986
Consumer Discretionary	15.60%	5,136,286
Consumer Staples	17.26%	5,679,733
Energy	5.32%	1,751,730
Financials	5.23%	1,727,848
Health Care	20.12%	6,629,466
Industrials	19.31%	6,361,547
Information Technology	9.12%	3,000,783
Materials	2.95%	970,415
Real Estate	2.16%	713,135
Other assets in excess of liabilities	0.31%	102,544

Total	100.00%	$32,935,473

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2017	15

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

Mid Company Fund – Investor and Institutional Class

Your Mid Company Fund underperformed the broad market, as measured by the S&P 500, the stylized index, as measured by the Russell Midcap Growth Index. The Investor Share Class of the Fund ranked 94th percentile out of 591 peer funds based on total returns for the fiscal year ending March 31, 2017 in Morningstar’s Mid-Cap Growth Category.

Portfolio Review

Before discussing your portfolio results, we are delighted to share that Brown Capital Management has been investing in medium –sized companies for 25 years (your Fund has a 15 year track record).While milestones remind us of where we’ve been, you can be confident that the commitment remains focused on where we are going as long-term investors.

How have we marked this approaching milestone? During the fiscal year, we added two new investment team members who reflect the talent, experience and chemistry which defines the cultural drivers behind Brown success. We are fortunate to do what we love in a firm that encourages us to construct an investment program that favors our research intensive approach.

We began the year with a sense of urgency and purpose. Our short term results have affected our long-term track record. it’s important to remember that we are the same manager. We are still the same investors applying our time tested approach, only with frustrating outcomes. The Fund is unchanged from a fundamental research perspective as we execute our investment process with renewed rigor.

If you are evaluating our Fund for the first time, we welcome you to join us as we continue this journey seeking out exceptional mid-sized growth companies. If you are a client, we thank you for your patience, for your words of encouragement and for your support. We look forward to updating you along the way and to demonstrating our ability to generate strong long-term results.

Leading Contributors

Masimo Corporation is a medical technology company that develops and manufactures noninvasive patient monitoring technologies, including optical blood constituent, optical organ oximetry, electrical brain function, acoustic respiration and optical gas monitoring devices. The company has one of the strongest technology portfolios in its industry and has gradually accumulated a loyal and recurring customer base. Its product introductions have exceeded expectations in terms of both sales growth and profitability. There remains a large addressable market for its products and it should continue to gain market for the foreseeable future.

Quanta Services, Inc. is an engineering and construction firm active in the electric power, oil, and gas infrastructure industries. After previously facing a severe share price decline related to its oil and gas exposure its stock price has appreciated sharply as the oil and gas customer base has stabilized and new oil pipeline work has more recently become available. In response to the sharp stock price appreciation and knowledge that Quanta’s project work can be inconsistent we have slightly trimmed our position size.

Evercore Partners Inc. is an independent investment banking, advisory and investment management firm. Evercore has benefitted from increased capital markets activity and strong recruiting as evident from market share gains over the past several years. As the economic cycle progresses we believe Evercore’s clients will continue to pursue capital raising actions and mergers as a means to propel their growth and that Evercore will capture a greater share of their business.

Leading Detractors

Stericycle Inc. is the United States’ largest medical waste management company providing services to hospitals and independent medical clinics. Although we remain confident in the company’s competitive position, recent consolidation among its smaller independent medical clinic clients has been a headwind to revenue growth and margins. Despite the near-term challenges we believe the company has crafted a more proactive strategy for dealing with these customers and we continue to patiently await the full deployment of this new strategy.

Michael Kors Holdings Ltd. is a designer of accessible luxury sportswear, accessories, footwear and apparel. Selling a product that is luxurious but affordable is challenging and Michael Kors was successful for many years. More recently it has become clear that the company over expanded its product distribution and the loss of brand cache has translated into lower prices, margins, and profits. In response to the deterioration we have eliminated the investment and chosen to replace it with higher quality and more durable business franchises.

16	www.browncapital.com

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

Under Armour Inc. markets and distributes athletic apparel and footwear. The past four quarterly reports have featured disappointing sales, disappointing earnings and a disappointing outlook. Under Armour has historically been successful in gaining market share in the athletic apparel and footwear industry and the size of its competitors indicates that the company could grow appreciably larger if it could regain its past design and innovation edge. In response to continued disappointments we are re-evaluating our thesis on the company.

Companies Purchased

Broadridge Financial Solutions Inc. provides investor communications and technology solutions to banks, broker-dealers, mutual funds and corporate issuers. We are impressed by the savings and efficiencies that Broadridge Financial provides to its customers and we see a long growth runway for this company that supports the continued digitization of the financial services industry.

Fastenal Co. is a leading broad line wholesaler of industrial and construction supplies serving over 400,000 customer accounts with more than 1.4m products. We feel the company offers customers significant supply chain savings and business efficiencies. As the company continues to gain a greater share of customer spending we expect it to grow materially faster than the U.S. industrial economy.

Guidewire Software Inc. provides software for the property and casualty insurance industry. We believe the company is transforming the industry, enabling customers to upgrade their underwriting, policy administration, claims management and billing processes. The company continues to have relatively low industry penetration and we believe it offers many more years of attractive growth.

Companies Sold

FEI Co. is a supplier of scientific instruments for nanoscale applications and solutions for technology, natural resources, scientific, and industrial end markets. FEI has been a solid contributor to our investment portfolio with strong earnings growth. In the past year the company was acquired by Thermo Fisher Scientific, Inc. in an all cash deal. Since its acquisition we have replaced it with other compelling investments.

Dick’s Sporting Goods, Inc. is a retailer of sports equipment, apparel, footwear, and accessories. We sold Dick’s primarily due to valuation.

Gentherm, Inc. manufactures and markets thermal management technologies for the automotive and industrial end-markets. Financial results have been lower than expected due to softness in their automotive end and global power generation businesses. Coupled with weaker financial guidance we have decided that the company likely lacks significant competitive advantages and have eliminated the position to focus on more promising long-term investments.

Closing Thoughts

As you can imagine, we regularly receive questions about why our performance is up or down. When your Fund experiences a good quarter or good year, the reasons are often due to decisions made by the team long before the performance results arrived. As an example, when a holding is down for one quarter, we may be asked, “What did you get wrong?” Or if a holding performs well over the long-term, the curiosity is, “What did the market get wrong? ” We’ve heard these questions for decades and our response is the same today. We do not know the time frame of the market. We only know our own long-term time horizon and the research scrutiny we put into every name in your portfolio.

In Grit: The Power of Passion and Perseverance, psychologist Angela Duckworth suggests a formula for long-term success. It includes two equations: Talent x Effort = Skill; Skill x Effort = Achievement. The emphasis on Effort is not lost by your team on the road to Achievement. At Brown Capital, we bring stamina to investing as a marathon, not a sprint. For every innovative company that we own, there are hundreds that don’t meet our criteria to deliver sustainable and profitable long-term growth.

Over the past year, it’s been hard to miss the headlines surrounding passive investing. We strongly believe in the merits of long-term active investing. But even as a benchmark agnostic manager, we are aware of trends in the marketplace. Our observation is that the media coverage has mostly focused on large liquid indices (like the S&P 500) and on so-called benchmark hugging managers (which are accused of underperforming the indices). These phenomena are not a distraction to portfolio management or to researching small companies that are early in their corporate development. Rather than forecast about market cycles or reversion to the mean, we are encouraged by your history of navigating through the economy’s ebbs and flows with consistency, dedication and... grit.

Thank you for your confidence and investment with Brown Capital Management.

Annual Report | March 31, 2017	17

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

S&P 500® – The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index ..

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). For the 3, 5 and 10 year periods, the Investor Share Class of the Mid Company Fund was ranked 98th percentile out of 540, 98th percentile out of 463, and 38th percentile out of 340 as of 3/31/17 based on total returns relative to our peers in the Morningstar Mid-Cap Growth Category.

18	www.browncapital.com

The Brown Capital Management Mid Company Fund

March 31, 2017 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2007. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid Company Fund (the “Fund”) Investor Class versus the S&P 500® Total Return Index, the S&P MidCap 400® Index and the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2017)

	Average Annual Total Returns					Total Annual	Net Annual
					Since	Fund	Fund
					Inception	Operating	Operating
	1 Year	3 Year	5 Year	10 Year	9/30/02	Expenses	Expenses

Brown Capital Management Mid Company
Fund - Investor Class	9.83%	-0.49%	5.40%	7.76%	9.47%	1.61%	1.16%

Brown Capital Management Mid Company
Fund - Institutional Class	10.20%	-0.22%	5.71%	7.93%	9.58%	1.36%	0.91%

S&P 500® Total Return Index	17.17%	10.37%	13.30%	7.51%	9.85%

S&P MidCap 400® Index	20.92%	9.36%	13.32%	8.96%	12.02%

Russell MidCap® Growth Index	14.07%	7.88%	11.95%	8.13%	11.85%

Morningstar Mid-Cap Growth Category	15.55%	6.06%	10.32%	7.29%	11.05%

MCF-Investor Percentile Ranking vs.
Total Funds in M-Star Mid Growth Category	94/591	98/540	98/463	38/340	N/A

MCF-Institutional Percentile Ranking vs.
Total Funds in M-Star Mid Growth Category	92/591	97/540	97/463	34/340	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2016. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2017	19

The Brown Capital Management Mid Company Fund

March 31, 2017 (Unaudited)

Investing in the securities of mid-sized companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The S&P MidCap 400® Index measures stocks that have a total market capitalization that ranges from roughly $737 million to $11.8 billion dollars.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

20	www.browncapital.com

The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2017

Shares		Value (Note 1)

COMMON STOCKS - 96.60%
	Business Services - 9.09%
4,118	Ellie Mae, Inc.(a)	$412,912
2,334	Equifax, Inc.	319,151
3,227	FactSet Research Systems, Inc.	532,165
3,581	Tyler Technologies, Inc.(a)	553,479

		1,817,707

	Consumer Related - 17.18%
4,989	Expedia, Inc.	629,462
10,064	LKQ Corp.(a)	294,573
12,216	Norwegian Cruise Line Holdings, Ltd.(a)	619,718
2,019	O’Reilly Automotive, Inc.(a)	544,807
9,815	Tractor Supply Co.	676,941
1,905	Ulta Beauty, Inc.(a)	543,363
6,450	Under Armour, Inc. - Class A(a)	127,581

		3,436,445

	Financial Services - 12.87%
10,308	Broadridge Financial Solutions, Inc.	700,429
16,504	The Charles Schwab Corp.	673,528
7,630	Evercore Partners, Inc. - Class A	594,377
8,899	T. Rowe Price Group, Inc.	606,467

		2,574,801

	Industrial Products & Systems - 15.26%
2,347	Acuity Brands, Inc.	478,788
3,021	Cognex Corp.	253,613
12,308	Fastenal Co.	633,862
5,963	JB Hunt Transport Services, Inc.	547,045
5,104	MSC Industrial Direct Co. - Class A	524,487
16,536	Quanta Services, Inc.(a)	613,651

		3,051,446

	Information/Knowledge Management - 19.03%
7,136	Akamai Technologies, Inc.(a)	426,019
4,107	ANSYS, Inc. (a)	438,915
9,722	Blackbaud, Inc.	745,386
9,328	Guidewire Software, Inc.(a)	525,446
6,928	Manhattan Associates, Inc.(a)	360,602
4,474	MasterCard, Inc. - Class A	503,191
5,296	MAXIMUS, Inc.	329,411
5,521	Red Hat, Inc.(a)	477,567

		3,806,537

	Medical/Health Care - 19.90%
5,184	Celgene Corp.(a)	645,045
5,542	Cerner Corp.(a)	326,147
2,568	Jazz Pharmaceuticals PLC(a)	372,694
7,525	Masimo Corp.(a)	701,782
8,565	PAREXEL International Corp.(a)	540,537
2,976	Shire PLC(b)	518,508
3,721	Stericycle, Inc.(a)	308,434
6,804	Veeva Systems, Inc. - Class A(a)	348,909

Annual Report | March 31, 2017	21

The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2017

Shares		Value (Note 1)

COMMON STOCKS - 96.60% (continued)
	Medical/Health Care - 19.90% (continued)
1,388	Waters Corp.(a)	$216,958

		3,979,014

	Miscellaneous - 3.27%
18,287	PulteGroup, Inc.	430,659
6,189	Toll Brothers, Inc.(a)	223,485

		654,144

Total Common Stocks (Cost $12,866,822)		19,320,094

SHORT TERM INVESTMENTS - 3.49%
698,926	Dreyfus Government Cash Management Institutional Shares, 0.66%(c)	698,926

Total Short Term Investments (Cost $698,926)		698,926

Total Value of Investments (Cost $13,565,748) - 100.09%		20,019,020
Liabilities in Excess of Other Assets - (0.09)%		(18,307)

Net Assets - 100.00%		$20,000,713

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2017.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	9.09%	$1,817,707
Cash & Equivalents	3.49%	698,926
Consumer Related	17.18%	3,436,445
Financial Services	12.87%	2,574,801
Industrial Products & Systems	15.26%	3,051,446
Information/Knowledge Management	19.03%	3,806,537
Medical/Health Care	19.90%	3,979,014
Miscellaneous	3.27%	654,144
Liabilities in excess of other assets	(0.09)%	(18,307)

Total	100.00%	$20,000,713

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

22	www.browncapital.com

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

International Small Company Fund – Investor and Institutional Share Classes

Your International Small Company Fund performed well on both an absolute and relative basis for the fiscal year ended March 31, 2017. The Fund outperformed the MSCI EAFE Small Cap index, the MSCI ACWI ex-US Small Cap index. The Investor Share Class of the Fund ranked 1st percentile out of 128 peer funds based on total returns for the fiscal year ending March 31, 2017 in Morningstar’s Foreign Small/Mid Growth Category.

March 31, 2017 marks 1½ years since the Fund’s inception and we caution that it is too short a period to draw any meaningful conclusions about long-term results.

Portfolio Review

Certainly, this fiscal year was a year of surprises – the Brexit vote passed in the United Kingdom, Donald Trump won the US Presidential election, and Prime Minister Renzi resigned in Italy. It was also a year in which foreign stocks lagged domestic stocks (EAFE was up 12.25% while the S&P was up 17.17%), partially due to a strong US dollar. Healthcare lagged, energy recovered, and financials bounced in the December quarter. Currency issues abounded as China devalued the Yuan, India withdrew Rupee notes, and Venezuela’s Bolivar collapsed.

For Brown Capital Management’s investment in international small companies, however, it was business as usual. We continue to employ an investment process that focuses on individual companies and the company specific fundamentals that enable or inhibit their ability to be successful. Despite a barrage of unexpected world events, our enthusiasm for quality, durable, small growth companies is not diminished.

The portfolio’s construction represents balance across geographic regions as well as across our custom sectors of Medical/Health Care, Business Services, Information/Knowledge Management, Consumer Related, Industrial Products & Systems, and Miscellaneous. Of these sectors, Medical/Health Care and Information/Knowledge Management provided the biggest contributions to returns, primarily due to company specific factors. We highlight three companies that contributed and three that detracted below.

At year-end, the portfolio is fully invested (cash less than 3%) in 44 company holdings in 18 countries. The top ten holdings represent 40% of the portfolio. We continue our active research activities, monitoring existing holdings and searching for new, exceptional small company holdings for your portfolio. We highlight three new positions and two eliminations in the fund below.

Leading Contributors

Evotec is a Germany-based drug discovery company that helps pharmaceutical partners to develop new medicines using proprietary screening capability. During the year, the company announced a collaboration agreement with Celgene Corporation to identify disease-modifying therapeutics for a broad range of neurodegenerative diseases using Evotec’s iPSC infrastructure. The stock was up 171% for the year. We continue to like Evotec’s drug development capability.

MercadoLibre, based in Argentina, is the dominant on line marketplace in Latin America. The company runs auctions, sells fixed price items and develops on line store fronts for big retailers, and has enhanced its core marketplace with payment, credit, and shipping services. This well managed, leading company is delivering strong growth and the stock was up 80% for the year.

GW Pharmaceuticals is a United Kingdom-based pharmaceutical company that develops new medicines using proprietary research in the area of cannabinoids. In the September quarter, the company announced further positive clinical data for Epidiolex, used to treat certain forms of epilepsy, and hired advisors after receiving inquiries about a possible acquisition of the company. The stock was up 54% for the year. We think GW Pharmaceuticals has the platform necessary to develop innovative medicines.

Leading Detractors

Sirtex Medical is an Australia-based pharmaceutical company focused on treatments for liver cancer. Its primary product, SIRFLOX, delivers radiation therapy selectively to cancers in the liver. The company posted disappointing results as it addressed management and operational issues in its Americas region, which represents about one-third of the revenue. Although the stock was down 38% for the year, it continues to be held in the portfolio.

Kakaku.com, based in Japan, is a price comparison service for retailers and a reservation service for restaurants. The stock declined 26% during the year, as the company conveyed a more muted outlook for fiscal year 2018, citing lower revenue associated with the electronics market. We continue to like Kakaku.com’s ability to develop profitable on-line businesses.

Vectura, based in the United Kingdom, develops inhaled therapies for respiratory diseases, such as asthma and chronic obstructive pulmonary disease (COPD). During the year, partner GlaxoSmithKline passed on acquiring additional patents, and Flutiform, marketed for asthma, failed to

Annual Report | March 31, 2017	23

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2017 (Unaudited)

meet primary endpoints in a trial for COPD. For the year, the stock was down 18%. We continue to think Vectura has an emerging respiratory therapy franchise.

Companies Purchased

There were two new holdings added to the fund and one new name received as a spin-off from an existing holding:

Mobileye, an Israeli developer of software and systems to process visual information needed in advanced vehicle safety systems and autonomous vehicles, was added to the portfolio in the December quarter. Subsequently, the company made an unexpected announcement in the March quarter that it agreed to be acquired by Intel. The transaction is expected to close this year.

Another new holding is Kinaxis, a Canadian company that provides supply chain management software as a service (SaaS) that allows its clients to coordinate increasingly complex and global supply chains. We are encouraged by its growth prospects with existing and new clients, and expansion opportunities in new industry segments and geographies outside of North America.

The fund received shares in department store operator Lifestyle China, which was spun-out of the portfolio holding Lifestyle International. This is currently a small position.

Companies Sold

There were two positions eliminated during the year, both due to corporate buyouts.

Gameloft, a France-based video game publisher, significantly for mobile devices, was acquired by French media company Vivendi. The transaction closed in the June quarter.

Fleetmatics, an Irish online fleet tracking service provider, was acquired by Verizon Communications. The transaction closed in the December quarter.

Closing Thoughts

The International Small Company Service employs a long-term, quality-oriented, and research-driven process that seeks to identify, invest in and monitor a concentrated collection of 40 to 65 exceptional, small growth companies located outside the United States.

Brown Capital Management’s International Team is very pleased to be managing money on your behalf. While we do not know the direction of the markets going forward, we are confident that a well-researched collection of quality, small growth companies will build significant value for our clients over time.

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

EAFE – The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

S&P 500® – The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly into an index.

MSCI EAFE Small Cap Index - an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada. You cannot invest directly into an index.

MSCI ACWI ex-US Small Cap Index - captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 23 Emerging Markets countries. You cannot invest directly into an index.

Morningstar Foreign Small/Mid Growth Category - portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

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The Brown Capital Management International Small Company Fund

March 31, 2017 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2015. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Small Company Fund (the “Fund”) Investor Class versus the MSCI All Country World Ex USA Small Cap Index and the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2017)

	Total Returns

	1 Year	Since Inception 9/30/15	Total Annual Fund Operating Expenses

Brown Capital Management International Small Company
Fund - Investor Class	15.84%	12.56%	1.51%

Brown Capital Management International Small Company
Fund - Institutional Class	16.21%	12.87%	1.26%

MSCI EAFE International Gross Index	12.25%	9.24%

MSCI All Country World ex USA Small Cap Index	12.67%	12.65%

Morningstar Foreign Small/Mid Growth Category	7.73%	7.75%

ISCF-Investor Percentile ranking vs. Total Funds in M-Star
Foreign Small/Mid Growth Category	1/128	N/A

ISCF-Institutional Percentile ranking vs. Total Funds in M-Star
Foreign Small/Mid Growth Category	1/128	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2016. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2017	25

The Brown Capital Management International Small Company Fund

March 31, 2017 (Unaudited)

Investing in the securities of international small companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established companies.

The MSCI All Country World Ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States.

The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Small/Mid Growth Category- Foreign small/mid-growth portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

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The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2017

Shares		Value (Note 1)

COMMON STOCKS - 97.44%
	Argentina - 2.54%
734	MercadoLibre, Inc.	$155,219

	Australia - 5.88%
4,901	REA Group, Ltd.	222,153
10,056	Sirtex Medical, Ltd.	137,522

		359,675

	Austria - 0.89%
782	Schoeller-Bleckmann Oilfield Equipment AG	54,476

	Canada - 5.21%
12,560	The Descartes Systems Group, Inc.(a)	287,779
554	Kinaxis, Inc.(a)	30,899

		318,678

	Denmark - 6.90%
6,127	Ambu A/S Class B	263,580
5,882	NNIT A/S	158,150

		421,730

	France - 5.85%
8,819	Albioma SA	155,893
5,079	Interparfums SA	168,454
980	Stallergenes Greer PLC(a)	33,350

		357,697

	Germany - 9.33%
26,538	Evotec AG (a)	259,015
3,091	STRATEC Biomedical AG	185,484
2,279	Wirecard AG	126,181

		570,680

	Hong Kong - 2.50%
314,000	Kingdee International Software Group Co., Ltd.(a)	129,697
14,000	Lifestyle China Group, Ltd.(a)	4,198
14,000	Lifestyle International Holdings, Ltd.	18,987

		152,882

	India - 4.90%
3,815	CRISIL, Ltd.	111,891
11,457	Emami, Ltd.	187,792

		299,683

	Ireland - 6.84%
11,526	Avadel Pharmaceuticals PLC(a)(b)	111,572
67,362	Datalex PLC	273,075
316	Paddy Power Betfair PLC	33,879

		418,526

	Israel - 5.57%
3,498	CyberArk Software, Ltd.(a)	177,943
1,389	Mobileye NV (a)	85,285

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The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2017

Shares		Value (Note 1)

COMMON STOCKS - 97.44% (continued)
	Israel - 5.57% (continued)
2,402	Orbotech, Ltd.(a)	$77,464

		340,692

	Italy - 0.85%
2,980	Azimut Holding SpA	51,914

	Japan - 12.92%
10,520	Hiday Hidaka Corp.	227,447
10,200	Kakaku.com, Inc.	138,803
7,400	M3, Inc.	183,654
3,668	Software Service, Inc.	162,100
1,542	Towa Pharmaceutical Co., Ltd.	77,979

		789,983

	Singapore - 0.23%
35,000	Hyflux, Ltd.	14,262

	South Africa - 1.67%
8,777	Famous Brands, Ltd.	101,932

	Switzerland - 1.25%
142	Partners Group Holding AG	76,341

	United Kingdom - 24.11%
23,364	Abcam PLC	241,647
11,055	Dechra Pharmaceuticals PLC	231,863
5,332	Fidessa Group PLC	166,477
2,083	GW Pharmaceuticals PLC(a)(b)	251,918
8,439	Immunodiagnostic Systems Holdings PLC	29,341
11,084	Paypoint PLC	142,343
5,264	Playtech PLC	61,402
80,828	Vectura Group PLC(a)	154,638
6,806	Victrex PLC	162,018
3,296	The Vitec Group PLC	32,789

		1,474,436

Total Common Stocks (Cost $5,342,483)		5,958,806

SHORT TERM INVESTMENTS - 2.46%
150,571	Dreyfus Government Cash Management Institutional Shares, 0.66%(c)	150,571

Total Short Term Investments (Cost $150,571)		150,571

Total Value of Investments (Cost $5,493,054) - 99.90%		6,109,377
Other Assets in Excess of Liabilities - 0.10%		6,311

Net Assets - 100.00%		$6,115,688

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2017.

See Notes to Financial Statements.

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The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2017

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	11.32%	$692,324
Cash & Equivalents	2.46%	150,571
Consumer Related	13.68%	836,880
Industrial Products & Systems	6.43%	393,505
Information/Knowledge Management	31.11%	1,902,295
Medical/Healthcare	28.56%	1,746,046
Miscellaneous	6.34%	387,756
Other assets in excess of liabilities	0.10%	6,311

Total	100.00%	$6,115,688

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2017	29

The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2017

	Small Company	International Equity		International Small
	Fund	Fund	Mid Company Fund	Company Fund

Assets:
Unaffiliated Investments, at cost	$1,115,204,898	$28,464,054	$13,565,748	$5,493,054
Affiliated Investments, at cost	905,488,464	–	–	–

Unaffiliated Investments, at value (Note 1)	$2,245,448,164	$32,832,929	$20,019,020	$6,109,377
Affiliated Investments, at value (Note 1)	1,345,597,383	–	–	–

Total Investments, at value	$3,591,045,547	$32,832,929	$20,019,020	$6,109,377
Cash	265,735	–	–	–
Foreign Cash, at value	–	50,081*	–	–
Receivables:
Investments sold	–	22,194	–	–
Fund shares sold	2,317,652	–	–	–
Dividends, interest and reclaims, at value	187,269	67,372*	7,355	7,684**
Prepaid expenses	77,690	9,962	13,427	11,439
Due from Advisor	–	–	–	22,464

Total Assets	3,593,893,893	32,982,538	20,039,802	6,150,964

Liabilities:
Payables:
Investments purchased	4,381,372	–	–	–
Fund shares redeemed	2,716,416	263	13,000	–
Accrued expenses:
Advisory fees	3,020,802	18,729	273	–
Administration fees	26,823	3,519	1,301	10,891
Trustees’ fees	309	309	309	309
Custody fees	55,929	2,076	834	3,006
Transfer agent fees	61,009	3,965	4,467	3,565
12b-1 fees - Investor Class	345,664	784	1,831	187
Legal and audit fees	16,231	14,731	14,731	14,731
Printing fees	121,600	880	595	215
Other expenses	47,419	1,809	1,748	2,372

Total Liabilities	10,793,574	47,065	39,089	35,276

Net Assets	$3,583,100,319	$32,935,473	$20,000,713	$6,115,688

Net Assets Consist of:
Paid-in capital	$1,982,130,752	$29,776,349	$12,615,181	$5,495,889
Accumulated net investment income/(loss)	(7,688,735)	13,984	(15,870)	(4,431)
Accumulated net realized gain/(loss)	38,306,117	(1,222,382)	948,130	7,924
Net unrealized appreciation	1,570,352,185	4,367,522	6,453,272	616,306

Net Assets	$3,583,100,319	$32,935,473	$20,000,713	$6,115,688

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per
Share	$79.90	$12.38(a)	$11.90	$11.70
Net Assets	$2,049,693,769	$3,696,352	$8,569,021	$890,735
Shares Outstanding, no par value (unlimited shares authorized)	25,651,881	298,661	719,954	76,114
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per
Share	$80.91	$12.38(a)	$12.25	$11.75
Net Assets	$1,533,406,550	$29,239,121	$11,431,692	$5,224,953
Shares Outstanding, no par value (unlimited shares authorized)	18,953,046	2,361,634	933,343	444,683

*	At Cost; $50,371 for Foreign Cash and $68,523 for dividends and reclaims.
**	At Cost; $7,700 for dividends and reclaims.
(a)	Redemption price per share may be reduced for any applicable contingent redemption fees. For a description of the possible redemption fees,please see the Fund’s Prospectus.

See Notes to Financial Statements.

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The Brown Capital Management Mutual Funds

Statements of Operations	For the Year Ended March 31, 2017

		International Equity		International Small
	Small Company Fund	Fund	Mid Company Fund	Company Fund

Investment Income:
Dividends	$4,286,054	$939,102	$128,645	$61,856
Dividends from affiliated investments	9,207,157	–	–	–
Foreign taxes withheld	–	(75,054)	–	(6,476)

Total Investment Income	13,493,211	864,048	128,645	55,380

Expenses:
Advisory fees (Note 2)	31,130,490	303,503	153,922	43,624
Administration fees (Note 2)	302,013	11,529	5,728	98,414
Transfer agent fees (Note 2)	573,569	37,681	40,726	35,930
Custody fees	310,198	39,277	4,999	23,638
Registration fees	114,026	37,122	33,675	28,462
12b-1 Fees - Investor Class (Note 2)	4,043,827	11,196	24,620	1,476
Legal fees (Note 2)	154,253	38,515	37,975	37,047
Audit and tax preparation fees	15,500	14,000	14,000	13,500
Trustees’ fees and expenses	33,198	33,198	33,198	33,022
Compliance services fees (Note 2)	13,500	13,500	13,500	13,500
Printing fees	805,123	6,937	7,169	2,458
Other expenses	63,582	8,472	7,798	11,275

Total Expenses	37,559,279	554,930	377,310	342,346
Expenses waived/reimbursed by Advisor - Investor Class
(Note 2)	–	(27,961)	(80,265)	(38,289)
Expenses waived/reimbursed by Advisor - Institutional
Class (Note 2)	–	(178,433)	(87,713)	(248,007)

Net Expenses	37,559,279	348,536	209,332	56,050

Net Investment Income/(Loss)	(24,066,068)	515,512	(80,687)	(670)

Realized and Unrealized Gain/(Loss) on:
Net realized gain/(loss) from investments	153,099,655	(1,308,807)(a)	1,167,615	105,423
Net realized gain from affiliated investments	20,282,109	–	–	–
Net realized loss from foreign currency transactions	–	(9,308)	–	(120)
Net change in unrealized appreciation of investments	543,232,207	1,642,407	710,694	526,475
Net change in unrealized depreciation of foreign currency
translations	–	(538)	–	(43)

Net Realized and Unrealized Gain on Investments and
Foreign Currencies	716,613,971	323,754	1,878,309	631,735

Net Increase in Net Assets Resulting From Operations	$692,547,903	$839,266	$1,797,622	$631,065

(a)	See Note 1 for gain/(loss) on In-Kind transactions.

See Notes to Financial Statements.

Annual Report | March 31, 2017	31

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		International Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2017	March 31, 2016

Operations:
Net investment income/(loss)	$(24,066,068)	$(18,014,961)	$515,512	$192,785
Net realized gain/(loss) from investments, affiliated
investments and foreign currency transactions	173,381,764	229,866,377	(1,318,115)	(225,254)
Net change in unrealized appreciation/(depreciation) of
investments, affiliated investments and foreign
currency translations	543,232,207	(250,076,555)	1,641,869	(150,919)

Net Increase/(Decrease) in Net Assets Resulting from
Operations	692,547,903	(38,225,139)	839,266	(183,388)

Distributions to Shareholders: (Note 4)
Net investment income
Investor	–	–	(73,422)	(8,075)
Institutional	–	–	(507,301)	(142,921)
Net realized gains from investment transactions
Investor	(116,340,142)	(157,311,183)	–	–
Institutional	(56,756,858)	(68,918,630)	–	–

Net Decrease in Net Assets from Distributions	(173,097,000)	(226,229,813)	(580,723)	(150,996)

Capital Share Transactions:
Shares sold
Investor	586,918,621	512,219,070	1,563,165	4,183,715
Institutional	764,917,965	405,859,766	10,051,723	17,436,990
Reinvested dividends and distributions
Investor	112,538,634	150,495,768	51,522	7,988
Institutional	54,502,817	64,090,701	359,428	93,253
Shares redeemed, net of redemption fees (Note 1)
Investor	(765,387,079)	(753,319,018)	(2,196,060)	(1,600,289)
Institutional	(343,396,500)	(190,234,812)	(11,152,104)	(724,210)

Net Increase/(Decrease) in Net Assets Resulting from
Capital Share Transactions	410,094,458	189,111,475	(1,322,326)	19,397,447

Net Increase/(Decrease) in Net Assets	929,545,361	(75,343,477)	(1,063,783)	19,063,063
Net Assets:
Beginning of Year	2,653,554,958	2,728,898,435	33,999,256	14,936,193

End of Year	$3,583,100,319	$2,653,554,958	$32,935,473	$33,999,256

Accumulated Net Investment Income/(Loss)	$(7,688,735)	$(4,706,015)	$13,984	$56,159

See Notes to Financial Statements.

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The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		International Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2017	March 31, 2016

Share Information:
Investor Class:
Shares sold	7,889,633	7,169,263	127,617	346,566
Reinvested distributions	1,490,775	2,124,746	4,484	630
Shares redeemed	(10,285,576)	(10,264,294)	(181,957)	(130,931)

Net Increase/(Decrease) in Capital Shares	(905,168)	(970,285)	(49,856)	216,265
Shares Outstanding, Beginning of Year	26,557,049	27,527,334	348,517	132,252

Shares Outstanding, End of Year	25,651,881	26,557,049	298,661	348,517

Share Information:
Institutional Class:
Shares sold	10,102,799	5,641,268	838,137	1,398,676
Reinvested distributions	713,481	896,624	31,309	7,354
Shares redeemed	(4,494,013)	(2,640,761)	(905,493)	(58,166)

Net Increase/(Decrease) in Capital Shares	6,322,267	3,897,131	(36,047)	1,347,864
Shares Outstanding, Beginning of Year	12,630,779	8,733,648	2,397,681	1,049,817

Shares Outstanding, End of Year	18,953,046	12,630,779	2,361,634	2,397,681

See Notes to Financial Statements.

Annual Report | March 31, 2017	33

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Mid Company Fund		International Small Company Fund

	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	Ended March 31,
	March 31, 2017	March 31, 2016	March 31, 2017	2016(a)

Operations:
Net investment loss	$(80,687)	$(92,755)	$(670)	$(3,878)
Net realized gain/(loss) from investments	1,167,615	12,971,811	105,303	(683)
Net change in unrealized appreciation/(depreciation) of
investments	710,694	(17,882,888)	526,432	89,874

Net Increase/(Decrease) in Net Assets Resulting from
Operations	1,797,622	(5,003,832)	631,065	85,313

Distributions to Shareholders: (Note 4)
Net realized gains from investment transactions
Investor	(463,684)	(7,376,313)	(15,089)	–
Institutional	(537,298)	(6,479,262)	(82,185)	–

Net Decrease in Net Assets from Distributions	(1,000,982)	(13,855,575)	(97,274)	–

Capital Share Transactions:
Shares sold
Investor	541,128	970,959	594,575	318,975
Institutional	1,184,720	4,574,690	2,400,355	2,439,550
Reinvested dividends and distributions
Investor	459,735	7,112,524	14,201	–
Institutional	537,298	6,426,346	82,176	–
Shares redeemed, net of redemption fees (Note 1)
Investor	(4,740,984)	(8,883,394)	(94,900)	–
Institutional	(2,104,853)	(47,562,459)	(258,348)	–

Net Increase/(Decrease) in Net Assets Resulting from
Capital Share Transactions	(4,122,956)	(37,361,334)	2,738,059	2,758,525

Net Increase/(Decrease) in Net Assets	(3,326,316)	(56,220,741)	3,271,850	2,843,838
Net Assets:
Beginning of Year	23,327,029	79,547,770	2,843,838	–

End of Year	$20,000,713	$23,327,029	$6,115,688	$2,843,838

Accumulated Net Investment Loss	$(15,870)	$(15,516)	$(4,431)	$(3,866)

Share Information:
Investor Class:
Shares sold	46,756	49,479	52,430	30,903
Reinvested distributions	40,613	615,270	1,328	–
Shares redeemed	(414,445)	(492,035)	(8,547)	–

Net Increase/(Decrease) in Capital Shares	(327,076)	172,714	45,211	30,903
Shares Outstanding, Beginning of Year	1,047,030	874,316	30,903	–

Shares Outstanding, End of Year	719,954	1,047,030	76,114	30,903

Share Information:
Institutional Class:
Shares sold	98,588	221,150	215,489	244,612
Reinvested distributions	46,160	542,766	7,658	–
Shares redeemed	(183,390)	(1,898,048)	(23,076)	–

Net Increase/(Decrease) in Capital Shares	(38,642)	(1,134,132)	200,071	244,612
Shares Outstanding, Beginning of Year	971,985	2,106,117	244,612	–

Shares Outstanding, End of Year	933,343	971,985	444,683	244,612

(a)	The Fund commenced operations on September 30, 2015.

See Notes to Financial Statements.

34	www.browncapital.com

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net Asset Value, Beginning of Year	$67.50	$75.13	$72.39	$57.91	$49.32

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.63)	(0.54)	(0.47)	(0.54)	(0.07)
Net Realized and Unrealized Gain/(Loss) on Investments	17.10	(0.56)	7.12	16.22	9.47

Total from Investment Operations	16.47	(1.10)	6.65	15.68	9.40

Less Distributions:
Distributions (from capital gains)	(4.07)	(6.53)	(3.91)	(1.20)	(0.81)

Total Distributions	(4.07)	(6.53)	(3.91)	(1.20)	(0.81)

Net Asset Value, End of Year	$79.90	$67.50	$75.13	$72.39	$57.91

Total Return(b)	24.75%	(1.87%)	9.59%	27.12%	19.36%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,049,694	$1,792,557	$2,068,125	$2,295,960	$1,666,796
Average Net Assets for the Year (000s)	$2,021,964	$1,898,838	$2,020,100	$2,089,066	$1,391,562
Ratio of Expenses to Average Net Assets(c)	1.28%	1.26%	1.25%	1.25%	1.27%
Ratio of Net Investment Loss to Average Net Assets	(0.84%)	(0.74%)	(0.65%)	(0.81%)	(0.13%)
Portfolio Turnover Rate	14%	22%	11%	5%	15%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2017	35

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net Asset Value, Beginning of Year	$68.17	$75.66	$72.74	$58.06	$49.35

Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(a)	(0.49)	(0.39)	(0.32)	(0.41)	0.24
Net Realized and Unrealized Gain/(Loss) on Investments	17.30	(0.57)	7.15	16.29	9.28

Total from Investment Operations	16.81	(0.96)	6.83	15.88	9.52

Less Distributions:
Distributions (from capital gains)	(4.07)	(6.53)	(3.91)	(1.20)	(0.81)

Total Distributions	(4.07)	(6.53)	(3.91)	(1.20)	(0.81)

Net Asset Value, End of Year	$80.91	$68.17	$75.66	$72.74	$58.06

Total Return(b)	25.01%	(1.66%)	9.80%	27.40%	19.59%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$1,533,407	$860,998	$660,774	$567,372	$209,600
Average Net Assets for the Year (000s)	$1,091,159	$735,089	$599,850	$380,193	$85,751
Ratio of Expenses to Average Net Assets	1.08%	1.06%	1.05%	1.05%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net
Assets	(0.65%)	(0.53%)	(0.45%)	(0.60%)	0.47%
Portfolio Turnover Rate	14%	22%	11%	5%	15%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

36	www.browncapital.com

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net Asset Value, Beginning of Year	$12.41	$12.63	$12.59	$10.35	$9.06

Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.16	0.12	0.10	0.02	0.10
Net Realized and Unrealized Gain/(Loss) on Investments	0.02	(0.36)	(0.05)	2.38	1.26

Total from Investment Operations	0.18	(0.24)	0.05	2.40	1.36

Less Distributions:
Dividends (from net investment income)	(0.21)	(0.04)	(0.01)	(0.16)	(0.07)

Total Distributions	(0.21)	(0.04)	(0.01)	(0.06)	(0.07)

Redemption Fees Added to Paid-in Capital (Note 1)	0.00(b)	0.16	0.00(b)	–	–

Net Asset Value, End of Year	$12.38	$12.41	$12.63	$12.59	$10.35

Total Return(c)	1.60%	(1.44%)	0.40%	23.31%	15.03%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$3,696	$4,324	$1,671	$7,805	$6,424
Average Net Assets for the Year (000s)	$4,479	$1,975	$4,014	$6,959	$7,307
Ratio of Expenses to Average Net Assets Excluding Fee
Waivers and Reimbursements(d)	1.87%	2.04%	2.84%	3.47%	3.50%
Ratio of Expenses to Average Net Assets Including Fee
Waivers and Reimbursements(d)	1.25%	1.25%	1.60%(e)	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	1.33%	0.97%	0.79%	0.20%	1.13%
Portfolio Turnover Rate	2%	2%	12%	9%	10%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(e)	Effective June 30, 2014, the net expense limitation changed from 1.75% to 1.00%, excluding 12b-1 fees.

See Notes to Financial Statements.

Annual Report | March 31, 2017	37

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
Institutional Class	March 31, 2017	March 31, 2016	March 31, 2015(a)

Net Asset Value, Beginning of Period	$12.38	$12.64	$12.56

Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.19	0.10	0.03
Net Realized and Unrealized Gain/(Loss) on Investments	0.05	(0.28)	0.09(c)

Total from Investment Operations	0.24	(0.18)	0.12

Less Distributions:
Dividends (from net investment income)	(0.24)	(0.08)	(0.04)

Total Distributions	(0.24)	(0.08)	(0.04)

Redemption Fees Added to Paid-in Capital (Note 1)	0.00(d)	0.00(d)	–

Net Asset Value, End of Period	$12.38	$12.38	$12.64

Total Return	2.09%	(1.47%)	0.94%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$29,239	$29,676	$13,266
Average Net Assets for the Period (000s)	$29,244	$21,936	$12,783
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.61%	1.79%	2.54%(f)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.00%	1.00%	1.00%(f)
Ratio of Net Investment Income to Average Net Assets	1.56%	0.79%	0.37%(f)
Portfolio Turnover Rate	2%	2%	12%(e)(g)

(a)	The Fund began offering Institutional Class Shares on August 1, 2014.
(b)	Calculated using average shares method.
(c)	The amount of net realized and unrealized gain on investment per share for the period ended March 31, 2015 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(d)	Less than $0.005 per share.
(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2015.

See Notes to Financial Statements.

38	www.browncapital.com

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net Asset Value, Beginning of Year	$11.42	$26.49	$26.92	$21.87	$20.76

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.06)	(0.08)	(0.15)	(0.14)	(0.06)
Net Realized and Unrealized Gain/(Loss) on Investments	1.15	(3.77)	1.53	5.19	1.52

Total from Investment Operations	1.09	(3.85)	1.38	5.05	1.46

Less Distributions:
Distributions (from capital gains)	(0.61)	(11.22)	(1.81)	–	(0.35)

Total Distributions	(0.61)	(11.22)	(1.81)	–	(0.35)

Net Asset Value, End of Year	$11.90	$11.42	$26.49	$26.92	$21.87

Total Return(b)	9.83%	(15.04%)	5.60%	23.09%	7.24%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$8,569	$11,954	$23,163	$29,763	$25,404
Average Net Assets for the Year (000s)	$9,848	$17,647	$28,207	$28,217	$25,883
Ratio of Expenses to Average Net Assets Excluding Fee
Waivers and Reimbursements(c)	1.96%	1.60%	1.28%	1.27%	1.41%
Ratio of Expenses to Average Net Assets Including Fee
Waivers and Reimbursements(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.53%)	(0.43%)	(0.57%)	(0.58%)	(0.32%)
Portfolio Turnover Rate	45%	37%	41%	16%	29%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2017	39

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout each of the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013

Net Asset Value, Beginning of Year	$11.70	$26.77	$27.11	$21.94	$20.77

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.03)	(0.02)	(0.08)	(0.08)	(0.01)
Net Realized and Unrealized Gain/(Loss) on Investments	1.19	(3.83)	1.55	5.25	1.53

Total from Investment Operations	1.16	(3.85)	1.47	5.17	1.52

Less Distributions:
Distributions (from capital gains)	(0.61)	(11.22)	(1.81)	–	(0.35)

Total Distributions	(0.61)	(11.22)	(1.81)	–	(0.35)

Net Asset Value, End of Year	$12.25	$11.70	$26.77	$27.11	$21.94

Total Return(b)	10.20%	(14.87%)	5.90%	23.56%	7.53%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$11,432	$11,373	$56,385	$53,052	$39,017
Average Net Assets for the Year (000s)	$10,675	$21,677	$53,622	$45,629	$28,187
Ratio of Expenses to Average Net Assets Excluding Fee
Waivers and Reimbursements	1.72%	1.35%	1.04%	1.02%	1.15%
Ratio of Expenses to Average Net Assets Including Fee
Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.27%)	(0.08%)	(0.30%)	(0.33%)	(0.03%)
Portfolio Turnover Rate	45%	37%	41%	16%	29%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

40	www.browncapital.com

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the
	Year Ended	Period Ended
Investor Class	March 31, 2017	March 31, 2016(a)

Net Asset Value, Beginning of Period	$10.31	$10.00

Income/(Loss) from Investment Operations:
Net Investment Loss(b)	(0.03)	(0.02)
Net Realized and Unrealized Gain on Investments	1.64	0.33

Total from Investment Operations	1.61	0.31

Distributions (from capital gains)	(0.22)	–

Total Distributions	(0.22)	–

Net Asset Value, End of Period	$11.70	$10.31

Total Return	15.84%	3.10%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$891	$319
Average Net Assets for the Period (000s)	$590	$157
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	7.99%	13.59%(d)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.50%	1.50%(d)
Ratio of Net Investment Loss to Average Net Assets	(0.28%)	(0.31%)(d)
Portfolio Turnover Rate	11%	–%(c)(e)

(a)	The Fund began offering Investor Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Not Annualized.
(d)	Annualized.
(e)	Less than 0.5%.

See Notes to Financial Statements.

Annual Report | March 31, 2017	41

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the
	Year Ended	Period Ended
Institutional Class	March 31, 2017	March 31, 2016(a)

Net Asset Value, Beginning of Period	$10.32	$10.00

Income/(Loss) from Investment Operations:
Net Investment Loss(b)	0.00(c)	(0.02)
Net Realized and Unrealized Gain on Investments	1.65	0.34

Total from Investment Operations	1.65	0.32

Distributions (from capital gains)	(0.22)	–

Total Distributions	(0.22)	–

Net Asset Value, End of Period	$11.75	$10.32

Total Return	16.21%	3.20%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$5,225	$2,525
Average Net Assets for the Period (000s)	$3,772	$2,201
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	7.83%	13.34%(e)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.25%	1.25%(e)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.03%	(0.33%)(e)
Portfolio Turnover Rate	11%	–%(d)(f)

(a)	The Fund began offering Institutional Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Less than 0.5%.

See Notes to Financial Statements.

42	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2017

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”), The Brown Capital Management Mid Company Fund (“Mid Company Fund”), and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as a diversified, open-end, management investment company, as those terms are defined in the 1940 Act.

The primary investment objective of the Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On August 1, 2014, the Fund began to offer Institutional Shares.

The primary investment objective of the Mid Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid Company Fund seeks to achieve its investment objective by investing in equity securities of companies with total operating revenues of $500 million to $10 billion at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the International Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment. The Fund commenced operations on September 30, 2015 and offers Investor and Institutional shares classes.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

Investment Valuation
The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Annual Report | March 31, 2017	43

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2017

Fair Value Measurement
In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2017:

Small Company Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$3,460,690,217	$–	$–	$3,460,690,217
Short Term Investments	130,355,330	–	–	130,355,330

Total	$3,591,045,547	$–	$–	$3,591,045,547

International Equity Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$31,970,943	$–	$–	$31,970,943
Short Term Investments	861,986	–	–	861,986

Total	$32,832,929	$–	$–	$32,832,929

Mid Company Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$19,320,094	$–	$–	$19,320,094
Short Term Investments	698,926	–	–	698,926

Total	$20,019,020	$–	$–	$20,019,020

44	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2017

International Small Company Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$5,958,806	$–	$–	$5,958,806
Short Term Investments	150,571	–	–	150,571

Total	$6,109,377	$–	$–	$6,109,377

* See Schedule of Investments for industry/country classifications.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between Levels 1, 2, and 3 during the period.

For the fiscal year ended March 31, 2017, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Foreign Currency Translation (International Equity Fund and International Small Company Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

In-Kind Redemptions
On September 23, 2016, the International Equity Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions). The proceeds for the in-kind redemptions, which are included in Redemption of shares in the Statements of Changes in Net Assets, were $9,331,510 and represented 23.64% of the Fund’s net assets on September 23, 2016. For financial reporting purposes, the Fund recognized losses on the in kind redemptions in the amount of $(1,386,232). For tax purposes, the losses are not recognized.

In-Kind Subscriptions
On October 20, 2016, the Small Company Fund received portfolio securities rather than cash as payment for certain subscriptions of fund shares (in-kind subscriptions). The proceeds for the in-kind subscriptions, which are included in Subscriptions of shares in the Statements of Changes in Net Assets, were $3,704,418 and represented 0.12% of the Fund’s net assets on October 20, 2016.

Affiliated Companies
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2017, the Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

Annual Report | March 31, 2017	45

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2017

Brown Capital Management Small Company Fund

	Share Balance				Share	Market
	at April 1,		Purchases-		Balance at	Value at		Realized Gains
Security Name	2016	Purchases	in-Kind	Sales	March 31, 2017	March 31, 2017	Dividends	(Losses)

Abaxis, Inc.	1,729,152	–	2,196	151,984	1,579,364	$76,599,154	$878,496	$1,227,099
ACI Worldwide, Inc.	5,618,626	1,391,005	8,104	–	7,017,735	150,109,352	–	–
American Software, Inc. (Cl A)	1,824,232	–	3,700	–	1,827,932	18,791,141	785,234	–
Balchem Corp.	1,514,625	226,325	2,098	–	1,743,048	143,662,016	662,358	–
Blackbaud, Inc.	2,093,990	599,104	3,203	–	2,696,297	206,725,091	1,123,942	–
Diodes, Inc(a)	2,469,688	–	2,105	920,777	1,551,016	37,301,935	–	(3,366,269)
DTS, Inc.(a)(b)	1,348,897	–	2,299	1,351,196	–	–	26,978	21,197,071
DMC Global, Inc.	904,051	–	2,304	–	906,355	11,238,802	72,416	–
Endologix, Inc.	–	4,171,422	3,100	–	4,174,522	30,223,539	–	–
Geospace Technologies Corp.	726,017	–	1,002	–	727,019	11,799,518	–	–
Medidata Solutions(a)	2,867,624	–	3,695	–	2,871,319	165,646,393	–	–
Meridian Bioscience, Inc.	2,454,120	–	3,096	–	2,457,216	33,909,581	1,780,243	–
Neogen Corp.	2,236,184	316,923	2,802	–	2,555,909	167,539,835	–	–
NIC, Inc.	4,342,005	–	5,603	–	4,347,608	87,821,681	3,173,754	–
PROS Holdings, Inc.	1,980,840	–	2,900	–	1,983,740	47,986,671	–	–
Proto Labs, Inc.	1,287,193	680,945	2,099	–	1,970,237	100,679,111	–	–
Quality Systems, Inc.	4,302,760	–	5,497	–	4,308,257	65,657,837	–	–
Quidel Corp.	2,508,452	–	3,100	–	2,511,552	56,861,537	–	–
Sun Hydraulics Corp.	1,850,727	–	2,301	–	1,853,028	66,912,841	703,736	–
Textura(a)	1,767,317	–	–	1,767,317	–	–	–	1,224,208
Vocera Communications, Inc.	1,607,698	–	3,297	–	1,610,995	40,001,006	–	–
Zoe’s Kitchen, Inc.	–	1,571,820	–	–	1,571,820	29,078,670	–	–

TOTAL						$1,548,545,711	$9,207,157	$20,282,109

(a)	As of March 31, 2017 no longer an affiliate.
(b)	As of December 2, 2016, DTS, Inc. was acquired by Tessera Holding Corp.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex–dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex–dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions
Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex–date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2017

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Fees on Redemptions
The redemption fee is not a fee to finance sales or sales promotion expense, but is paid to the International Equity Fund and the International Small Company Fund to defray the costs of liquidating an investor and discouraging short term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds. During the year ended March 31, 2017, the International Equity Fund and the International Small Company Fund had redemption fees of $997 and $0, respectively.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees

			Expense	Advisory
Fund	Average Net Assets	Rate	Limitation Ratio	Fees Waived	Expenses Reimbursed

Small Company Fund	On all assets	1.00%	1.25%	$–	$–
International Equity Fund	First $100 million	0.90%	1.00%
	Over $100 million	0.75%		206,394	–
Mid Company Fund	On all assets	0.75%	0.90%	153,922	14,056
International Small Company Fund	On all assets	1.00%	1.25%	43,624	242,672

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b–1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the International Equity Fund, the Mid Company Fund and the International Small Company Fund, 1.25%, 1.00%, 0.90% and 1.25% of the average daily net assets of those Funds, respectively.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular Fund’s assets exceed $20 million for the Small Company Fund, the International Equity Fund and the International Small Company Fund or $15 million for the Mid Company Fund; (ii) the particular Fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis. The amounts waived/reimbursed can be recouped up to three years from the date incurred.

Fund	Expires 2018	Expires 2019	Expires 2020

Small Company Fund	$–	$–	$–
International Equity Fund	179,158	189,191	206,394
Mid Company Fund	112,214	177,320	167,978
International Small Company Fund	–	143,356	286,299

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2017

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee.

Compliance Services
The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a–1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b-1 Plan
Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid Company Fund, the International Equity Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b-1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust
The Law Offices of John H. Lively and Associates, Inc., a member firm of the 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

One Trustee and officers of the Trust are also employees and/or officers of the Advisor.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short–term securities, are shown in the following table.

	Purchases of	Proceeds From
Fund	Securities	Sales of Securities

Small Company Fund	$617,075,593	$412,670,828
International Equity Fund	9,203,812	801,088
Mid Company Fund	8,988,273	14,611,655
International Small Company Fund	3,022,690	459,270

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2017

For the year ended March 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

		Proceeds From
	Purchases of	Sales of
Fund	Securities	Securities

Small Company Fund	$3,704,418	$–
International Equity Fund	–	9,331,510

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2014-2016 and as of and during the year ended March 31, 2017, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses net of short-term capital gains. For the fiscal year ended March 31, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

		Accumulated Net
		Investment	Accumulated Net
	Paid-in Capital	Income/(Loss)	Realized Gain/(Loss)

Small Company Fund	$(2,325,390)	$21,083,348	$(18,757,958)
International Equity Fund	(2,621,539)	23,036	2,598,503
Mid Company Fund	(80,333)	80,333	–
International Small Company Fund	–	105	(105)

Included in the amounts reclassified to paid in capital were net operating losses of $2,325,390 for Small Company Fund, net operating losses of $80,333 for Mid Company Fund, and expiring capital loss carryovers of $1,235,307 for International Equity Fund.

At March 31, 2017, the tax–basis cost of investments were as follows:

	Small Company	International Equity		International Small
	Fund	Fund	Mid Company Fund	Company Fund

Gross unrealized appreciation (excess of value over tax cost)	$1,675,316,439	$5,504,554	$6,405,766	$891,969
Gross unrealized depreciation (excess of tax cost over value)	(119,049,717)	(1,387,036)	(179,240)	(279,544)
Net depreciation of foreign currency and derivatives	–	(1,353)	–	(17)

Net unrealized appreciation	$1,556,266,722	$4,116,165	$6,226,526	$612,408

Cost of investments for income tax purposes	$2,034,778,825	$28,715,411	$13,792,494	$5,496,952

At March 31, 2017, the tax–basis components of net assets were as follows:

				International
	Small Company	International	Mid Company	Small Company
	Fund	Equity Fund	Fund	Fund

Accumulated Ordinary Income	$–	$86,018	$–	$7,956
Accumulated Capital Gain/(Loss)	52,391,580	(1,043,059)	1,174,876	–
Unrealized Appreciation	1,556,266,722	4,116,165	6,226,526	612,408
Other Cumulative Effect of Timing Differences	(7,688,735)	–	(15,870)	(565)

Total	$1,600,969,567	$3,159,124	$7,385,532	619,799

Annual Report | March 31, 2017	49

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2017

The difference between book–basis and tax–basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and tax basis of passive foreign investment companies. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and ordinary losses on certain transactions is deferred until the subsequent tax year. As of March 31, 2017, there were no post-October capital loss deferrals on any of the Brown Capital Funds. Small Company Fund, International Equity Fund, Mid Company Fund and International Small Company Fund elect to defer to the period ending March 31, 2018, late year ordinary losses in the amounts of $7,688,735, $0, $15,870 and $565, respectively.

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Accumulated capital losses noted below represent pre-enactment net capital loss carryforwards, as of March 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the pre-enactment carryovers.

Expiring in 2018

International Equity Fund	$806,096

Brown Capital Management International Equity Fund had post-enactment capital losses for short-term in the amount of $33,373 and long-term in the amount of $203,590.

Distributions during the fiscal year shown were characterized for tax purposes as follows:

							International Small
	Small Company Fund		International Equity Fund		Mid Company Fund		Company Fund
Distributions Paid From:	2017	2016	2017	2016	2017	2016	2017	2016

Ordinary Income	$–	$–	$580,723	$150,996	$–	$1,772,641	$97,274	$–
Long-term capital gains	173,097,000	226,229,813	–	–	1,000,982	12,082,934	–	–

Total	$173,097,000	$226,229,813	$580,723	$150,996	$1,000,982	$13,855,575	$97,274	$–

5. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, Officers and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2017, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee of the Trust receives a $29,000 annual retainer and a $1,500 per meeting fee. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

7. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2017, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

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The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid Company Fund, and The Brown Capital Management International Small Company Fund

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equtiy Fund, and The Brown Capital Management Mid Company Fund, each a series of shares of beneficial interest in Brown Capital Management Mutual Funds (the “Funds”), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of The Brown Capital Management International Small Company Fund, a series of shares of beneficial interest in Brown Capital Management Mutual Funds, including the schedule of investments, as of March 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 30, 2015 (commencement of operations) through March 31, 2016. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid Company Fund, and The Brown Capital Management International Small Company Fund as of March 31, 2017, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 24, 2017

Annual Report | March 31, 2017	51

The Brown Capital Management Mutual Funds

Fund Expenses	March 31, 2017 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expense Ratio(a)	Expenses Paid During Period October 1, 2016 to March 31, 2017(b)

Small Company Fund
Investor
Actual	$1,000.00	$1,072.40	1.27%	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.27%	$6.39
Institutional
Actual	$1,000.00	$1,073.40	1.08%	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	1.08%	$5.44

International Equity Fund
Investor
Actual	$1,000.00	$1,022.60	1.25%	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Institutional
Actual	$1,000.00	$1,024.20	1.00%	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

Mid Company Fund
Investor
Actual	$1,000.00	$1,099.20	1.15%	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.15%	$5.79
Institutional
Actual	$1,000.00	$1,101.00	0.90%	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	0.90%	$4.53

International Small Company Fund
Investor
Actual	$1,000.00	$996.10	1.50%	$7.46
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.50%	$7.54
Institutional
Actual	$1,000.00	$997.80	1.25%	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365.

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–800–809–3863 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Funds’ Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Funds’ form N–Q by calling the Funds at 1–800–809–3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800 –732–0330).

3. ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International Equity Fund (the “International Equity Fund”), The Brown Capital Management Mid Company Fund (the “Mid Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”). At a meeting of the Trust’s Board of Trustees held on March 15, 2017, the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel dated February 15, 2017 and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Investment Advisory Agreement (the “Agreement”) for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to the Small Company Fund, the International Equity Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) BCM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. Counsel noted that the continuation of the Agreement was also discussed at a pre-meeting of the Board held on March 10, 2017.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect

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Additional Information	March 31, 2017 (Unaudited)

to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the quality of the Advisor’s personnel and the commitment to enhance its resources and systems; and the continued cooperation with the Independent Trustees and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. The Trustees noted the diligent and extensive process the Advisor conducts when selecting new employees, and particularly those that will serve on each Fund’s portfolio management team and, in particular, a discussion by representatives of BCM about the current hiring process for the Mid Company Fund team and the vetting being done. The Trustees noted that BCM recently hired new marketing personnel who would have a specific focus on the Funds. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund underperformed its peers and benchmark index during the short term (3-month and 1-year period), but outperformed for longer-term periods (3-year, 5-year and 10-year). The Trustees observed that the Mid Company Fund outperformed its peers and benchmark index for the most recent quarter and it outperformed its peers for the 10-year period, but underperformed its peers and benchmark index for all other periods. The Trustees observed that the International Equity Fund underperformed both its peers and benchmark index for the short term quarterly and 1-year periods and outperformed for the 3 and 5-year periods and closely tracked its peers and slightly underperformed the benchmark index for the 10-year period. The Trustees observed that the International Small Company Fund underperformed its peers and benchmark index for the most recent quarter-end. However, they noted that for 1-year period the International Small Company Fund underperformed its index but outperformed its peers. The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds although the Trustees noted the Advisor’s representation that the differences generally could be attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, this foregoing observations assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. Generally, the performance comparisons were based on periods ending December 31, 2016. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating, the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Small Company Fund, the Trustees observed that the management fee was higher than the category average, but the overall net expense ratio was below the category average. With respect to the Mid Company Fund, the Trustees observed that the management fee was slightly below with the category average and the overall net expense ratio was below the category average. With respect to the International Equity Fund, the Trustees observed that the management fee was higher than the category average and the net expense ratio of closely tracked the category average. With respect to the International Small Company Fund, the Trustees observed that the management fee and overall net expense ratio were relatively comparable to the category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to determine how the Funds compared to other similar products. The Trustees also considered the management fees of the Funds compared to the management fees paid by the Advisor to manage separate accounts with substantially similar strategies. It was noted that differences in fees paid by the Funds and by the separately managed accounts were due largely to the costs associated with managing the Funds and management of flows into the Funds. The Trustees noted that with regard to each of the Small Company Fund, the Mid Company Fund and

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2017 (Unaudited)

the International Equity Fund, BCM indicated it was profitable, but that the International Small Company Fund had only recently commenced operations, its asset base was very small and therefor there were no profits thus far from managing that Fund.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor explained during the Meeting that with small company funds, there are capacity constraints making breakpoints difficult to apply to such funds. As a result, the Trustees concluded that the advisory fee of the Small Company Fund, the Mid Company Fund and the International Small Company Fund did not reflect economies of scale. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, reflect those economies of scale. The Trustees also considered that the Mid Company Fund, International Equity Fund and International Small Company Fund, would continue to benefit from their expense limitation arrangements until the Funds’ assets grew to a level where the Funds’ expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee. The Trustees noted that the Small Company Fund was currently operating at very low expense levels and that, as a result, the expense limitation arrangement that was in place for that Fund did not actually provide any current benefits of economies of scale to the shareholders. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the Agreement upon the terms and for the compensation described therein.

4. TAX DESIGNATIONS

The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2016:

Qualified Dividend Income: 90.28%
Dividend Received Deduction: 5.65%

The Brown Capital Management International Small Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2016:

Qualified Dividend Income: 48.77%
Dividend Received Deduction: 0%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

Annual Report | March 31, 2017	55

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2017 (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $173,097,000 as long-term capital gain dividends. Brown Capital Management Mid Company Fund designated $1,000,982 as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $73,975 and foreign source income in the amount of $900,168 for federal income tax purposes for the year ended March 31, 2017. The Brown International Small Company Fund designates foreign taxes paid in the amount of $3,339 and foreign source income in the amount of $57,276 for federal income tax purposes.

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The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2017 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer, is 1201 N. Calvert Street, Baltimore, Maryland 21202.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

James H. Speed, Jr., 63	Trustee, Chairman	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4	Independent Trustee of the following: Starboard Investment Trust for its 17 series; Hillman Capital Management Investment Trust for its one series; WST Investment Trust for its two series; Chesapeake Investment Trust for its one series; and Centaur Mutual Funds for its one series (all registered investment companies). Member of Board of Directors of M&F Bancorp and Investors Title Company.

Louis G. Hutt, Jr., 62	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm (from 1983 to present).	4	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis.

Claude Z. Demby, 52	Trustee	Since October 2014	Vice President and General Manager of Chips and Materials at Cree Inc. since 2014 to present; President and CEO of Noël Group (international group of manufacturing businesses) from 2008 to 2014.	4	Member of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Board of Advisors, Valour Academy Schools.

Interested Trustees*

Keith A. Lee, 56	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; President since 2011; Principal Executive Officer since 2002	President and Chief Operating Officer of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	4	None

* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.

Annual Report | March 31, 2017	57

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2017 (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Other Officers

Robert Young, 47	Vice President	Since 2011	Managing Director/Co-Director of Marketing, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a

John H. Lively, 48	Secretary	Since 2011	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present.	n/a	n/a

Cecil Flamer, 70	Treasurer, and Principal Financial Officer	Since 2011	Senior Vice President, Treasurer and Chief Administrative Officer, CPA, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a

Julian G. Winters, 48	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

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Intentionally Left Blank

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203

Item 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report other than conforming revisions including those to more clearly identify the names of the individuals serving as Trust’s current PEO and PFO; revise references to the PEO’s and PFO’s relationships with certain of the Trust’s service providers; and reflect the value of acceptable gifts with current policies. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2017, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr. and Louis G. Hutt. Mr. Speed and Mr. Hutt are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2016 and March 31, 2017 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2016	2017

The Brown Capital Management Small Company Fund	$13,500	$14,000
The Brown Capital Management International Equity Fund	$12,000	$12,500
The Brown Capital Management Mid Company Fund	$12,000	$12,500
The Brown Capital Management International Small Company Fund	$9,600	$12,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2016 and March 31, 2017 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2016 and March 31, 2017 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2016	2017
The Brown Capital Management Small Company Fund	$2,000	$2,000
The Brown Capital Management International Equity Fund	$2,000	$2,000
The Brown Capital Management Mid Company Fund	$2,000	$2,000
The Brown Capital Management International Small Company Fund	$2,000	$2,000

(d)	All Other Fees –There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2016 and 2017 were $8,000, respectively. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer

Date: May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer
Brown Capital Management Mutual Funds

Date: May 30, 2017

By: (Signature and Title)	/s/ Cecil E. Flamer
Cecil E. Flamer
Treasurer and Principal Financial Officer
Brown Capital Management Mutual Funds

Date: May 30, 2017